SPECIMEN STOCK CERTIFICATE


NUMBER                       STRONG LOGO                                 SHARES


_________

___________


                                                              CUSIP

___________



                           STRONG <<FUND>>, a series of
                               STRONG <<FUND>>, INC.
            INCORPORATED UNDER THE LAWS OF THE STATE OF WISCONSIN


                               Investor Class

This Certifies that                                              is the owner

of


Shares of the Common Stock, Par Value $.__________ per share, of Strong
<<Fund>>, Inc. - Strong <<FUND>> transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.


     This certificate is not valid until countersigned by the Transfer Agent.


     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


                               CORPORATE SEAL



/s/ Stephen J. Shenkenberg                 /s/ John S. Weitzer

Secretary                                  Vice President





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The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:


                                     UNIF GIFT MIN

                                     ACT______Custodian___________
                                                      (Cust)         (Minor)

                                               Under Uniform Gift to Minors

                                     Act -

                                     ___________________________________

                                             State


TEN COM - as tenants in common

TEN ENT - as tenants by the entireties                 UNIF TRANS MIN
                                                     ACT______Custodian________
JT TEN  - as joint tenants with the                  (Cust)          (Minor)

          right of survivorship             Under Uniform Transfers to Minors

          and not as tenants in      Act - ___________________________________

          common                             State


Additional abbreviations also may be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________


________________________________________________________________________________
as attorney, to transfer the said  shares on the books of the within named

Corporation with full power of substitution.

Date ______________________________

__________________________________________

                                      Signature




                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT

                                      MUST CORRESPOND WITH THE NAME AS

                                      WRITTEN UPON THE FACE OF THE

                                      CERTIFICATE IN EVERY PARTICULAR,

                                      WITHOUT ALTERATION OR ENLARGEMENT

                                      OR ANY CHANGE WHATEVER




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Strong <<Funds>>, Inc. is authorized to issue  common stock for multiple


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series and classes of shares of the Corporation.  Upon written request and without charge, a Shareholder will be given a summary of the designations, relative rights, preferences and limitations determined for each series and class. The Board of Directors is authorized to determine variations for different series or classes of unissued shares, and to redesignate any existing series or classes of issued shares of the Corporation.


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